                                                                    EXHIBIT 10.1



                                SECOND AMENDMENT
                                       TO
                           2000 EQUITY INCENTIVE PLAN
                                       OF
                        COUNTRYWIDE FINANCIAL CORPORATION
                 (AMENDED AND RESTATED EFFECTIVE JUNE 16, 2004)
                       (FURTHER AMENDED NOVEMBER 9, 2004)


         WHEREAS, the Board of Directors of Countrywide Financial Corporation (the "COMPANY") has determined that it is in the best interest of the Company to amend the 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective June 16, 2004) (and further amended November 9,
2004) (the "2000 Plan") to provide for the issuance of stock appreciation rights;

         NOW THEREFORE, the 2000 Plan is amended effective as of February [22], 2005, in the following particulars:

        1. Section 2.2(c) is hereby deleted and new Section 2.2(c) is inserted in its place as follows (with the revised language reflected below in italics):

                  "2.2 (c) to determine the number of Shares subject to Awards and the exercise or purchase price of such Shares."

         2. Section 2.4 is hereby deleted and a new Section 2.4 is inserted in its place as follows:

                  "SECTION 2.7 CODE SECTION 409A. Any Awards under this Plan, and any deferrals of such awards, which constitute "deferred compensation" under Code Section 409A ("409A AWARD"), and any rules and regulations promulgated thereunder, shall be subject to the following:

                  (a) All 409A Award documents and agreements, or rules and regulations created by the Committee pertaining to 409A Awards, shall provide for the required procedures under Code Section 409A, including the timing of deferral elections and the timing and method of payment distributions.

                  (b) With respect to all 409A Awards, the Committee and its delegates shall operate the Plan at all times in good faith conformity with the known rules, regulations and guidance promulgated under Code
         Section 409A, and the Committee shall reserve the right (including the right to delegate such right) to unilaterally amend any 409A Award granted under the Plan, without the consent of the Participant, to maintain compliance with Code Section 409A. A Participant's acceptance of any award under the Plan constitutes acknowledgment and consent to such rights of the Committee."

         3. Section 3.1 is hereby deleted and new Section 3.1 is inserted in its place as follows (with the revised language reflected in italics):

                  "3.1 AGGREGATE LIMITS. The aggregate number of shares of the Company's common stock, par value $.05 per share ("Shares"), that may be made the subject of Awards granted under this Plan is 44,500,000, of which a maximum of 3,000,000 Shares may be issued in the form of Restricted Stock (as defined below). The maximum number of shares subject to the Plan shall be adjusted as provided in Section 8 of the Plan upon a change in the capital structure of the Company. The maximum number of Shares that may be made the subject of Awards to Nonemployee Directors under this Plan in any one calendar year is 75,000 with respect to Options or SARs (as defined below) and 45,000 shares with respect to Restricted Stock. The Company shall reserve for the purpose of this Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board."

         4. Section 3.2 is hereby deleted and new Section 3.2 is inserted in its place as follows (with the revised language reflected below in italics):

                  "3.2 TAX-CODE LIMITS. The aggregate number of Shares, subject to Options or SARs granted under this Plan during any calendar year to any one Eligible Person, shall not exceed 6,000,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 8 only to the extent that such adjustment will not affect the status of any Option or SAR intended to qualify as "performance based compensation" under Code Section 162(m). The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as "performance-based compensation" under Code Section 162(m)."

         5. Section 4 is hereby deleted and the following sentence is inserted in its place as follows (with the last sentence of the revised language reflected below in italics):

                  "4. An "Optionee" is any current or former Eligible Person to whom an Option has been granted (for purposes of this Plan, a holder of a SAR may be referred to an "Optionee"), and a "Participant" is any person to whom an Award has been granted or to whom an Option or SAR has been assigned or transferred pursuant to Section 7.1 (including any estate)."

         6. Section 5 is hereby deleted and new Section 5 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 5. PLAN AWARDS

                  The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Persons and to confer certain benefits on them. Restricted Stock, Stock Units, Restricted Stock Units, Options and SARS are authorized under this Plan if their terms and conditions are not inconsistent with the provisions of this Plan.

                  5.1 OPTION. For purposes of this Plan an "Option" is a right granted under Section 6 of this Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other document evidencing the Award (the "Option Document"). Options intended to qualify as ISOs and Options not intended to qualify as ISOs ("Nonqualified Options") may be granted under Section 6.

                  5.2 SAR. For purposes of this Plan, a stock appreciation right (an "SAR") is a right granted under Section 6 of this Plan to receive, Stock with a value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise price established by the Committee and on other such terms and conditions as are specified in the agreement or other document evidencing the Award (the "SAR Document").

                  5.3 RESTRICTED STOCK. For purposes of this Plan, "Restricted Stock" means Shares issued or transferred pursuant to Section 7A on such terms and conditions as are specified in the agreement or other document evidencing the Award. For purposes of this Plan a "Stock Unit" or a "Restricted Stock Unit" means the right to receive Shares at a future date pursuant to Section 7A on such terms and conditions as are specified in the agreement or other document evidencing the Award."

                  5.4 AWARD AND AWARD DOCUMENT. For purposes of this Plan, an "Award" is, individually or collectively, a grant of Restricted Stock, Stock Units, Restricted Stock Units, ISOs, Nonqualified Options or SARs. Any agreement evidencing an Award hereunder is an "Award Document."

         7. Section 6 is hereby deleted and new Section 6 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 6.  OPTIONS AND SARS

                  The Committee may grant an Option or an SAR or provide for the grant of an Option or a SAR, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the grant or within the control of others.

                  6.1 OPTION AND SARS DOCUMENTS. Each Option and SAR Document shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option or SAR, (b) the exercise price of the Shares and the means of payment for the Shares, (c) the term of the Option or SAR, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option or SAR and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. The Option and SAR Documents may be amended at any time by the parties thereto so long as the amended terms are not inconsistent with the Plan. Option Documents evidencing ISOs shall contain such terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Code
         Section 422.

                  6.2 EXERCISE PRICE. The "Exercise Price" of each Option and SAR granted under this Section 6 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall equal or exceed one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant (one hundred and ten percent (110%) in the case of an ISO granted to a Ten Percent (10%) Stockholder); provided, however that (a) the exercise price of an Option or SAR may be higher or lower in the case of Options and SARs granted to an employee of a company acquired by the Company in assumption and substitution of Options or SARs held by such employee at the time such company is acquired, and (b) in the event an Eligible Person is required to pay or forego the receipt of any cash amount in consideration of receipt of an Option or SAR, the exercise price plus such cash amount shall equal or exceed one hundred percent (100%) of the fair market value of such Stock on the date the Option or SAR is granted.

                  6.3 EXERCISE. An Option or a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an Option or SAR expire later than ten years after the date of its grant (five (5) years in the case of an ISO granted to a Ten-Percent Stockholder).

                  6.4 VESTING. Subject to Section 9 hereof, Options and SARs granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option or SAR as determined by the Committee, and unless otherwise provided in an Option Document, shall vest and become fully exercisable immediately upon termination of the Optionee due to death, Disability (as described in Section 6.5) or Normal Retirement (as described in Section 6.5). The Committee shall have the right to make the timing of the ability to exercise any Option and SAR granted under this Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of an Option or SAR the Committee may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option or SAR.

                  6.5 TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise provided in an Option or SAR Document, an Option or SAR shall terminate upon or following a Participant's termination of employment with the Company and its Subsidiaries, service as a Nonemployee Affiliate Director, and service as a Nonemployee Director of the Company and its Subsidiaries as follows:

                  (a) In the event a Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate for any reason other than death, Disability, Cause or Retirement (as such terms are hereinafter defined), then the Optionee may at any time within three (3) months after his or her termination of employment exercise an Option or SAR to the extent, and only to the extent, the Option or SAR or portion thereof was exercisable at the date of such termination.

                  (b) In the event the Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate as a result of Disability, then the Optionee may at any time within one (1) year after such termination exercise such Option or SAR to the extent, and only to the extent, the Option or SAR or portion thereof was exercisable on the date of termination.

                  (c) In the event an Optionee's employment as an employee, if any, and service as a Nonemployee Director or Nonemployee Affiliate Director, if any, terminate for Cause, the Option or SAR shall terminate immediately and no rights thereunder may be exercised.

                  (d) In the event an Optionee dies while a Nonemployee Director or Nonemployee Affiliate Director or an employee of the Company or any Subsidiary or within three (3) months after termination as described in clause (a) above of this Section 6.5 or within one (1) year after termination as a result of Disability as described in clause (b) above of this Section 6.5 or Retirement as described in clause (e) below of this Section 6.5, then the Option or SAR may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom the Optionee's rights pass by transfer or designation, as the case may be, pursuant to Section 7 of the Plan, or, absent such a transfer or designation, as the case may be, by the person or persons to whom such rights under the Option or SAR shall pass by will or the laws of descent and distribution; provided however, that an Option or SAR may be exercised to the extent, and only to the extent, that the Option or SAR or portion thereof was exercisable on the date of death or earlier termination.

                  (e) In the event an Optionee's employment terminates as a result of Retirement, and he or she does not thereafter serve as a Nonemployee Director or Nonemployee Affiliate Director, then the Optionee may at any time within one (1) year after termination of service by reason of Retirement, exercise such Options or SARS to the extent, and only to the extent, the Options or SARs or portion thereof was exercisable at the date of such termination.

                  For purposes of this Section 6.5, the terms Cause, Disability, and Retirement shall have the following meanings: "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect Subsidiary or affiliate of the Company, or (2) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties (other than traffic violations or similar offenses), or (3) with respect to any officer of the Company or any direct or indirect Subsidiary or affiliate of the Company, commission of any act of moral turpitude or conviction of a felony. "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days. "Retirement" shall mean the attainment of "Early Retirement Age" or "Normal Retirement Age" as these terms are defined in the Countrywide Financial Corporation Defined Benefit Pension Plan. "Normal Retirement" shall have the meaning ascribed to it in the Pension Plan.

                  Notwithstanding the foregoing, (1) in no event may any Option or SAR be exercised by anyone after the expiration of the term of the Option or SAR and (2) a termination of service as a Nonemployee Director shall not be deemed to occur so long as the director continues to serve the Company as a director emeritus.

                  In the event of the death of any Optionee under this Plan, the term "Optionee" shall thereafter be deemed to refer to the transferees under Section 7.1 hereof or the beneficiary or beneficiaries designated pursuant to Section 7.2 hereof, or, if no such transfer or designation is in effect, the person to whom the Optionee's rights pass by will or applicable law, or, if no such person has such right, then the executor or administrator of the estate of such Optionee.

                  6.6 PAYMENT OF OPTION EXERCISE PRICE. The exercise price of an Option shall be paid in the form of one or more of the following, as the Committee shall specify, either through the terms of the Option Document or at the time of exercise of an Option: (a) personal, certified or cashiers' check, (b) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (c) other property deemed acceptable by the Committee, or (d) any combination of (a) through (c). Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Participant shall deliver the Option Document to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Document to the Participant. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  6.7 REPRICING. Without the approval of stockholders, the Company shall not reprice any Options or SARs. For purposes of this Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Options or SARs within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K (including canceling previously awarded Options or SARs and regranting them with a lower exercise price).

                  6.8 RIGHTS OF OPTIONEE. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option or SAR unless and until (1) the Option or SAR shall have been exercised pursuant to the terms thereof, (2) the Company shall have issued and delivered the Shares to the Optionee and (3) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

                  6.9 GRANTS OF OPTIONS AND SARS. An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option. If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same Exercise Price as the earlier granted Award, but the Exercise Price for the later granted Award may be less than the Fair Market Value of the Stock at the time of such grant."

         8. Section 7 is hereby deleted and new Section 7 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 7. OTHER PROVISIONS APPLICABLE TO OPTIONS

                  7.1 TRANSFERABILITY. Unless the Option or SAR Document (or an amendment thereto authorized by the Committee) expressly states that the

         Option or SAR is transferable as provided hereunder, no Option or SAR granted under this Plan, nor any interest in such Option or SAR, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than pursuant to the beneficiary designation form described in Section 7.2 hereof or by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. With respect to an SAR or an Option that is not intended to qualify as an ISO, the Committee may grant such Option or SAR or amend such an outstanding Option or SAR to provide that the Option or SAR is transferable or assignable (i) to a member or members of the Participant's "immediate family," as such term is defined in Rule 16a-1(e) under the Exchange Act, (ii) to a trust for the benefit solely of a member or members of the Participant's immediate family, or (iii) to a partnership or other entity whose only owners are members of the Participant's immediate family, provided the instrument of transfer is approved by the Company's Administrative Committee of Employee Benefits, Options or SAR so transferred are not again transferable other than by will or by the laws of descent and distribution, and that following any such transfer or assignment the Option or SAR will remain subject to substantially the same terms applicable to the Option or SAR while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

                  7.2 DESIGNATION OF BENEFICIARIES. An Optionee hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however that if the Committee is in doubt as to the entitlement of any such beneficiary to any Option or SAR, the Committee may determine to recognize only the legal representative of the Optionee in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

                  7.3 DIVIDENDS. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Options or SARs on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Option or SAR. No dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Option or SAR under the Plan.

                  7.4 DOCUMENTS EVIDENCING OPTIONS AND SARS. The Committee shall, subject to applicable law, determine the date an Option or SAR is deemed to be granted, which for purposes of this Plan shall not be affected by the fact

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         that an Option or SAR is contingent on subsequent stockholder approval of this Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Options or SARs under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Option or SAR under this Plan shall not confer any rights upon the Participant holding such Option or SAR other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Option or SAR (or to all Options or SARs) or as are expressly set forth in the agreement or other document evidencing such Option or SAR.

                  7.5 FINANCING. The Committee may in its discretion, and to the extent permitted by applicable law, provide financing to a Participant in a principal amount sufficient to pay the purchase price of any Option or SAR and/or to pay the amount of taxes required by law to be withheld with respect to any Option or SAR. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation G promulgated by the Federal Reserve Board. The grant of an Option or SAR shall in no way obligate the Company or the Committee to provide any financing whatsoever in connection therewith.

                  7.6 ISO LIMITS. The aggregate Fair Market Value (determined as of the date of grant) of Shares underlying an Option intended to qualify as an ISO, with respect to which the ISO is exercisable for the first time by the Optionee during any calendar year (under this Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000."

         9. Section 8 is hereby deleted in its entirety and new Section 8 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 8. CHANGES IN CAPITAL STRUCTURE

                  8.1 CORPORATE ACTIONS UNIMPAIRED. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of common stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as herein expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than common stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Restricted Stock, or common stock subject to Options or SARs theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Participant.

                  8.2 ADJUSTMENTS UPON CERTAIN EVENTS. If the outstanding shares of common stock or other securities of the Company, or both, for which the restrictions upon Restricted Stock have lapsed or for which an Option or SAR is then exercisable or as to which an Option or SAR is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split or reverse stock split, combination of shares, recapitalization or reorganization (an "Adjustment Event"), the number and kind of shares of common stock or other securities which are subject to the Plan, including any individual limits or award type limitations hereunder, or subject to any Awards theretofore granted, including the exercise or settlement prices of Options or SARs, shall be appropriately and equitably adjusted, automatically and without any further action by the Committee or the Board, so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise or settlement price; provided, however, that such adjustment shall be made only to the extent that such adjustment will not affect the status of an Option or SAR intended to qualify as an ISO or as "performance based compensation" under Code Section 162(m). Additionally, any outstanding Awards shall be adjusted by proportionately increasing the number of shares covered by, and for stock options, proportionately decreasing the exercise price set forth in, the applicable options. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon the lapse of any restrictions upon Restricted Stock or any exercise of Options or SARs theretofore granted, the Participant shall be entitled, in the case of Restricted Stock, to the number of shares or, in the case of Options or SARs, to purchase under such Options or SARs, in lieu of the number of shares of common stock as to which such Options or SARs shall then be exercisable, the number and class of shares of stock, securities, cash, property or other consideration to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Restricted Stock or, as applicable, common stock as to which Options or SARs is then exercisable."

         10. Section 9.2 is hereby deleted and new Section 9.2 is inserted in its place as follows (with the revised language reflected below in italics):

                  "9.2 EFFECT OF CORPORATE CHANGE. Notwithstanding anything contained in the Plan or an Option or SAR Document to the contrary, in the event of a Corporate Change:

                  (a) (1) all Options or SARs outstanding on the date of such Corporate Change shall become immediately and fully exercisable and (2) an Optionee shall be permitted to surrender for cancellation within sixty (60) days after such Corporate Change, any Option or SAR or portion of an Option or SAR to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any of (x) (A) in the case of an Option or SAR not intended to qualify as an ISO, the greater of (i) the Fair Market Value, on the date preceding the date of surrender of the Shares subject to the Option or portion thereof surrendered, or (ii) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an ISO, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate exercise price for such Shares under the Option or SAR or portion thereof surrendered; provided however, that in the case of an Option or SAR granted within six (6) months prior to the Corporate Change to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option or SAR during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option or SAR. For purposes of this Section 9.2, the "Adjusted Fair Market Value" means the greater of (1) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Corporate Change or (2) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of the Corporate Change.

                  (b) Unless the Committee shall determine otherwise at the time of the grant of an Award, the restrictions upon Shares of Restricted Stock shall lapse upon a Corporate Change. The Award Document evidencing the Award shall set forth any such provision."

         11. Section 10 is hereby deleted and new Section 10 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 10. TAXES

                  10.1 WITHHOLDING TAXES. The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as my be required by law to be



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

         withheld (the "Withholding Taxes") with respect to any Option or SAR. If an Optionee is entitled to receive Shares upon exercise of an Option or SAR, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. If an Optionee makes a disposition, within the meaning of Code Section 424(c), of any Share or Shares issued pursuant to the exercise of an incentive stock option within the two-year period commencing on the day after the date of the grant or within a one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes. At such time as an Award Holder who is an employee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Award Holder shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event prior to the issuance, or release from escrow, of such Shares.

                  10.2 PAYMENT OF WITHHOLDING TAXES. Notwithstanding the terms of Section 10.1, the Committee may provide in an Award Document or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of a Nonqualified Option or SAR, or lapse of restrictions on Restricted Stock, but in no event to exceed the supplemental tax rate for withholding tax purposes, at the election of the Participant, may be paid by the Company by withholding shares of the Company's capital stock otherwise issuable or subject to an Option or SAR, or by the Participant delivering previously owned shares of the Company's capital stock, in each case having a Fair Market Value equal to the amount required or elected to be withheld or paid. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. It is the Company's intent that this provision shall in any event be administered in a manner that does not result in variable accounting treatment of Option or SAR grants."

         12. Section 11 is hereby deleted and new Section 11 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 11. AMENDMENTS OR TERMINATION

                  The Board may amend, alter or discontinue this Plan or an Award Document made under this Plan at any time, but except as provided pursuant to the anti-dilution adjustment provisions of Section 8 hereof, no such amendment shall, without the approval of the stockholders of the Company:

                  (a) increase the maximum number of shares of common stock for which Awards may be granted under this Plan;

                  (b) reduce the price at which Options or SARs may be granted below the price provided for in Section 6.2;

                  (c) reduce the exercise price of outstanding Options or SARs;

                  (d) extend the term of this Plan;

                  (e) change the class of persons eligible to be Participants;
         or

                  (f) increase the number of shares subject to Nonemployee Director Options or SARs granted to a Nonemployee Director above the number approved by stockholders.

                  Notwithstanding the foregoing provisions of this Section 11, except as provided in Sections 8 and 9 hereof, rights and obligations under any Award granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Award Holder, nor shall any amendment or termination deprive any Award Holder of any Shares which he or she may have acquired through or as a result the Plan."

         13. Section 12 is hereby deleted and new Section 12 is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 12. COMPLIANCE WITH OTHER LAWS AND REGULATIONS

                  This Plan, the grant and, as applicable, exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable.

                  No restrictions upon Restricted Stock shall lapse, and no Option or SAR shall be exercisable, unless a registration statement with respect to the Award is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

                  The Plan, Nonemployee Director and Nonemployee Affiliate Director Options and SARs are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or Option or SAR Document in a manner consistent therewith. Any provisions of the Plan inconsistent therewith shall be inoperative and shall not affect the validity of the Plan. Unless otherwise expressly stated in the relevant Option or SAR Document, each Option or SAR granted under the Plan is intended to qualify as performance-based compensation within the meaning of Code
         Section 162(m)(4)(C)."

         14. The first sentence of Section 19 is hereby deleted and the following sentence is inserted in its place as follows (with the revised language reflected below in italics):

                  "SECTION 19 NOTICES. Unless otherwise provided in an Award Document, all written notices and all other written communications to the Company provided for in the Plan or any Award Document, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below."

         IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized officer this 22 day of February, 2005.


                                            Countrywide Financial Corporation


                                            By:
                                                --------------------------------
                                                Marshall Gates
                                                Senior Managing Director,
                                                Chief Administrative Officer



Attest:
       ------------------------
       Gerard A. Healy
       Assistant Secretary



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